UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]
Definitive Proxy Statement

[X]
Definitive Additional Materials

[ ]
Soliciting Material Under §240.14a-12

TMC THE METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[X]
No fee required

[ ]
Fee paid previously with preliminary materials

[ ]
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares By Proxy.

TMC THE METALS COMPANY INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

TMC the metals company Inc.
595 Howe Street, 10th Floor
Vancouver, British Columbia, V6C 2T5

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on
Thursday, May 30, 2024

*Shareholders are cordially invited to attend the virtual Annual and Special Meeting and to vote on the Internet or any Mobile device.

Dear Shareholder,

Notice is hereby given that the 2024 Annual and Special Meeting of Shareholders of TMC the metals company Inc. (the "Company") will be held in a virtual format on Thursday, May 30, 2024 at 10:00 a.m. EDT. You will be able to attend the Annual and Special Meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting if you were a holder of the Company's common shares at the close of business on the record date of April 3, 2024 by visiting **https://www.cstproxy.com/metals/2024** at the date and time of the meeting.

Proposals to be considered at the Annual and Special Meeting:

1. To consider and act upon a proposal to set the number of directors at nine;
2. To consider and act upon a proposal to elect to the Company's Board of Directors nine persons to hold office until the next Annual and Special Meeting of shareholders;
3. To consider and act upon a proposal to appoint Ernst & Young LLP as the Company's independent registered public accounting firm for the 2024 fiscal year, ending December 31, 2024;
4. To consider and act upon a proposal to approve on a non-binding advisory basis the compensation of the Company's Chief Executive Officer and Chairman; and
5. To address such other matters as may properly come before the 2024 Annual and Special Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 2, and "FOR" Proposals 1, 3 and 4 and should not refer to a recommendation for Proposal 5.

Your electronic vote by proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote During the Meeting

If you plan to attend and/or vote at the virtual online Annual and Special Meeting, you will need your 12 digit control number to attend and vote electronically during the Annual and Special Meeting. To attend and/or vote the Annual and Special Meeting, visit: **https://www.cstproxy.com/metals/2024.** You will be provided instructions and prompted to vote during the meeting.

Vote Your Proxy on the Internet

Go to http://www.cstproxyvote.com. Have your notice available when you access the above website. Follow the prompts to vote your shares.

Mobile Voting

On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your control number from the proxy card and vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at: https://www.cstproxy.com/metals/2024

TMC THE METALS COMPANY INC.

595 Howe Street, 10th Floor
Vancouver, British Columbia, V6C 2T5

Important Notice Regarding the Availability of Proxy Materials For the 2024 Annual and Special Meeting of Shareholders to be Held On May 30, 2024

The following Proxy Materials are available to you to review at: **https://www.cstproxy.com/metals/2024**

- the Company's Annual Report for the year ended December 31, 2023
- the Company's 2024 Proxy Statement
- the Proxy Card
- any amendments or supplements to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only a notice of the Annual and Special Meeting of Shareholders overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 16, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/metals/2024 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.